                                                                  Exhibit (a)(2)

                             LETTER OF TRANSMITTAL
                       TO TENDER SHARES OF COMMON STOCK
                                      OF
                              DH TECHNOLOGY, INC.
             PURSUANT TO THE OFFER TO PURCHASE DATED JULY 16, 1997
                                      BY
                          AX ACQUISITION CORPORATION
                    AN INDIRECT WHOLLY OWNED SUBSIDIARY OF
                                  AXIOHM S.A.


 THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON TUESDAY, AUGUST 12, 1997, UNLESS THE OFFER IS EXTENDED.


                       The Depositary for the Offer is:

                             THE BANK OF NEW YORK

         By Mail:          Facsimile Transmission:      By Hand or Overnight
                                (for Eligible                 Courier:
                              Institutions Only)
                                (212) 815-6213
    Tender & Exchange                                    Tender & Exchange
        Department                                           Department
      P.O. Box 11248                                     101 Barclay Street
  Church Street Station                                 Receive and Deliver
New York, New York 10286-                                      Window
           1248                                       New York, New York 10286
                          For Confirmation Telephone:
                                (800) 507-9357

                               ----------------

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

    THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ
           CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  This Letter of Transmittal is to be completed by shareholders either if certificates are to be forwarded herewith or if delivery of Shares (as defined below) is to be made by book-entry transfer to an account maintained by The Bank of New York, as Depositary, at either The Depository Trust Company ("DTC") or Philadelphia Depository Trust Company ("PDTC") (each a "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Offer-- Procedure For Tendering Shares" of the Offer to Purchase (as defined below). Shareholders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders" and other shareholders are referred to herein as "Certificate Shareholders".

  Shareholders whose certificates for Shares are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in "The Offer--Procedure For Tendering Shares" of the Offer to Purchase) with respect to, their Shares and all other documents required hereby to The Bank of New York, as Depositary, prior to the Expiration Date (as defined in "The Offer--Terms of the Offer, Proration and Expiration Date" of the Offer to Purchase) must tender their Shares in accordance with the guaranteed delivery procedures set forth in "The Offer--Procedure For Tendering Shares" of the Offer to Purchase. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH SUCH BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE BANK OF NEW YORK. SEE SECTION 2, "REQUIREMENTS OF TENDER", UNDER THE CAPTION "INSTRUCTIONS" HEREIN.

  All capitalized terms not defined herein shall have the meaning ascribed thereto in the Offer to Purchase.

                        DESCRIPTION OF SHARES TENDERED

---------------------------------------------------------------------------------------
                                                SHARES
                                               TENDERED
                                              (ATTACHED
 PRINT NAME(S) AND ADDRESS(ES) OF REGISTERED  ADDITIONAL
                  HOLDER(S)                  SIGNED LIST
       EXACTLY AS NAME(S) APPEAR(S) ON            IF
              CERTIFICATE(S)(1)               NECESSARY)
---------------------------------------------------------------------------------------
                                                            TOTAL NUMBER
                                                              OF SHARES       NUMBER
                                             CERTIFICATE   REPRESENTED BY   OF SHARES
                                             NUMBER(S)(2) CERTIFICATE(S)(2) TENDERED(3)
                                       ------------------------------------------------
                                       ------------------------------------------------
                                       ------------------------------------------------
                                       ------------------------------------------------
                                       ------------------------------------------------
                                       ------------------------------------------------
---------------------------------------------------------------------------------------

 (1) The names and addresses of the registered holders should be printed exactly as they appear on the certificates representing Shares tendered hereby. The certificates and number of Shares that the undersigned wishes to tender should be indicated in the appropriate boxes.
 (2) Need not be completed by Book-Entry Shareholders.
 (3) Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See Instruction 4.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


 [_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO AN ACCOUNT MAINTAINED BY THE BANK OF NEW YORK, AS DEPOSITARY, WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

   Name of Tendering Institution: ___________________________________________

   Check Box of Book-Entry Transfer Facility:

     [_] DTC^^^[_] PDTC

   Account Number: __________________________________________________________

   Transaction Code Number: _________________________________________________

 [_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE BANK OF NEW YORK, AS DEPOSITARY, AND COMPLETE THE FOLLOWING. PLEASE INCLUDE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

   Name(s) of Registered Owner(s): __________________________________________

   Window Ticket Number (if any): ___________________________________________

   Date of Execution of Notice of Guaranteed Delivery: ______________________

   Name of Institution that Guaranteed Delivery: ____________________________

   If delivered by Book-Entry, check box of applicable Book-Entry Transfer
   Facility:

     [_] DTC   [_] PDTC

   Account Number: __________________________________________________________

   Transaction Code Number: _________________________________________________

Ladies and Gentlemen:

  The undersigned hereby tenders to AX Acquisition Corporation, a California corporation (the "Purchaser") and an indirect wholly owned subsidiary of Axiohm S.A., a French corporation ("the Parent"), the above-described shares of Common Stock, without par value (the "Shares"), of DH Technology, Inc., a California corporation (the "Target"), pursuant to the Purchaser's offer to purchase the Maximum Number of Shares at a price of $25.00 per Share, net to the seller in cash without interest, in accordance with the terms and conditions of the Purchaser's Offer to Purchase, dated July 16, 1997 (the "Offer to Purchase"), and this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged.

  Subject to, and effective upon, acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares on or after July 16, 1997) and irrevocably constitutes and appoints The Bank of New York the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any such other Shares or securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares (and any such other Shares or securities or rights) or transfer ownership of such Shares (and any such other Shares or securities or rights) on the account books maintained by a Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser, (b) present such Shares (and any such other Shares or securities or rights) for transfer on Target's books and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other Shares or securities or rights), all in accordance with the terms of the Offer.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares (and any and all Shares or other securities or rights issued or issuable in respect of such Shares on or after July 16, 1997), and, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good title thereto, free and clear of all liens, restrictions, claims and encumbrances. The undersigned will, upon request, execute any additional documents deemed by The Bank of New York, as Depositary, or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares (and any such other Shares or other securities or rights).

  All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

  The undersigned hereby irrevocably appoints Patrick Dupuy and Gilles Gibier, in their respective capacities as officers of Purchaser or its affiliates, and any individual who shall hereafter succeed to any such office of Purchaser or its affiliates, and each of them, and any other designees of the Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual, special or adjourned meeting of Target's shareholders or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and to otherwise act (by written consent or otherwise) as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to all the Shares tendered hereby that have been accepted for payment by the Purchaser prior to the time any such action is taken and with respect to which the undersigned is entitled to vote (and with respect to any and all other Shares or other securities or rights issued or issuable in respect of such Shares on or after July 16, 1997). This appointment is effective when, and only to the extent that, the Purchaser accepts for payment such Shares as provided in the Offer to Purchase. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the

Offer. Such acceptance for payment shall, without further action, revoke all prior powers of attorney and proxies appointed by the undersigned at any time with respect to such Shares (and any such other Shares or securities or rights) and no subsequent powers of attorney or proxies will be appointed by the undersigned, or be effective, with respect thereto.

  The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in "The Offer--Procedure for Tendering Shares" of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

  Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the persons so indicated. The undersigned recognizes that the Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares so tendered.

  The Depositary will withhold U.S. federal income taxes equal to 30% of the gross payments payable to a foreign shareholder unless such foreign shareholder proves in a manner satisfactory to the Purchaser and the Depositary that either (i) the sale of Shares pursuant to the Offer will qualify as a sale or exchange, rather than a dividend, for U.S. federal income tax purposes (as described in "The Offer--Certain U.S. Federal Income Tax Consequences" of the Offer to Purchase), in which case no withholding is required, or (ii) the foreign shareholder is eligible for a reduced tax treaty rate with respect to dividend income, in which case the Depositary will withhold at the reduced treaty rate. For this purpose, a foreign shareholder is any shareholder that is not (i) an individual citizen or resident of the U.S., (ii) a corporation, partnership or other entity created or organized under the laws of the U.S. or any political subdivision thereof, (iii) any estate the income of which is subject to U.S. federal income taxation regardless of the source of such income or (iv) a trust which is subject to the supervision of a court within the U.S. or the control of a U.S. fiduciary. In order for the Depositary to determine whether the sale of Shares will qualify as a sale or exchange, all foreign shareholders must complete the Ownership Change Questionnaire attached hereto as Annex A. The Depositary will determine a shareholder's status as a foreign shareholder and eligibility for a tax treaty reduced rate of withholding by reference to the shareholder's address and to any outstanding certificates or statements concerning eligibility for a reduced rate of withholding unless facts and circumstances indicate that reliance is not warranted. A foreign shareholder who has not previously submitted the appropriate certificates or statements with respect to a reduced rate of withholding for which such shareholder may be eligible should consider doing so in order to avoid overwithholding. A foreign shareholder may be eligible to obtain from the U.S. Internal Revenue Service a refund of tax withheld if such shareholder meets one of the Redemption Tests described in "The Offer--Certain U.S. Federal Income Tax Consequences" of the Offer to Purchase or is otherwise able to establish that no tax or a reduced rate of tax was due.

    SPECIAL PAYMENT INSTRUCTIONS              SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTIONS 1, 5, 6 AND 7)

                                            (SEE INSTRUCTIONS 1, 5, 6 AND 7)

 To be completed ONLY if                   To be completed ONLY if
 certificate(s) for Shares not             certificate(s) for Shares not
 tendered or not accepted for              tendered or not accepted for
 payment and/or the check for the          payment and/or the check for the
 purchase price of Shares accepted         purchase price of Shares accepted
 for payment are to be issued in           for payment are to be sent to
 the name of someone other than the        someone other than the undersigned
 undersigned.                              or to the undersigned at an
                                           address other than that indicated
                                           above.

 Issue check and/or certificate(s)
 to:

 Name: _____________________________       Mail check and/or certificate(s)
           (Please Print)                  to:
 Address: __________________________       Name: _____________________________
         (Include Zip Code)                          (Please Print)
 -----------------------------------       Address: __________________________
    Tax Identification or Social                   (Include Zip Code)
            Security No.                   -----------------------------------
     (See Substitute Form W-9 on              Tax Identification or Social
            reverse side)                             Security No.
                                               (See Substitute Form W-9 on
                                                      reverse side)



                                   IMPORTANT
                             SHAREHOLDERS SIGN HERE
              (ALSO COMPLETE SUBSTITUTE FORM W-9 ON REVERSE SIDE)
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
                        (Signature(s) of Shareholder(s))
 Dated:  , 1997

 (Must be signed by registered holder(s) as name(s) appear(s) on the certificate(s) for the Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)
 Name(s): ____________________________________________________________________
                                 (Please Print)
 Capacity (Full Title): ______________________________________________________
 Address: ____________________________________________________________________
                               (Include Zip Code)
 Area Code and Telephone No.: ________________________________________________
 Taxpayer Identification or Social Security No.: _____________________________
                                    (Complete Substitute Form W-9 on reverse
                                                     side)

                           GUARANTEE OF SIGNATURE(S):
                     (IF REQUIRED--SEE INSTRUCTION 1 AND 5)
 Authorized Signature(s): ____________________________________________________
 Name(s): ____________________________________________________________________
                                 (Please Print)
 Name of Firm: _______________________________________________________________
 Address: ____________________________________________________________________
                               (Include Zip Code)
 Area Code and Telephone No.: ________________________________________________
 Dated:  , 1997

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loans associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program or identified as an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Exchange Act (an "Eligible Institution"). No signature guarantee is required on this Letter of Transmittal if (a) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of Shares tendered herewith, unless such holder(s) has completed the information under the caption "Special Delivery Instructions" or "Special Payment Instructions" herein, or (b) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

  2. REQUIREMENTS OF TENDER. This Letter of Transmittal is to be completed by shareholders either if certificates are to be forwarded herewith or if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth in "The Offer--Procedure for Tendering Shares" of the Offer to Purchase. For a shareholder validly to tender Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with any required signature guarantees and any other required documents, must be received by The Bank of New York, as Depositary, at one of its addresses set forth herein prior to the Expiration Date and either (i) certificates for tendered Shares must be received by The Bank of New York, as Depositary, at one of such addresses prior to the Expiration Date or (ii) Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein and a Book-Entry Confirmation must be received by The Bank of New York, as Depositary, prior to the Expiration Date or (b) the tendering shareholder must comply with the guaranteed delivery procedure set forth below and in "The Offer--Procedure for Tending Shares" of the Offer to Purchase.

  Shareholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other required documents to The Bank of New York, as Depositary, or complete the procedures for book-entry transfer prior to the Expiration Date may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Offer--Procedure for Tendering Shares" of the Offer to Purchase.

  Pursuant to such procedures, (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchaser must be received by The Bank of New York, as Depositary, prior to the Expiration Date and (c) the certificates for all physically delivered Shares or a Book-Entry Confirmation with respect to all tendered Shares, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by The Bank of New York, as Depositary, within five trading days after the date of execution of the Notice of Guaranteed Delivery. A "trading day" is any day on which the Nasdaq National Market(R) is open for business.

  THE METHOD OF DELIVERY OF SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

  3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

  4. PARTIAL TENDERS (APPLICABLE TO CERTIFICATE SHAREHOLDERS ONLY). If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares that are to be tendered under the headnote entitled "Description of Shares Tendered." In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the expiration of the Offer. All Shares represented by certificates delivered to The Bank of New York, as Depositary, will be deemed to have been tendered unless otherwise indicated.

  5. SIGNATURES ON LETTERS OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without any change whatsoever.

  If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority to so act must be submitted.

  When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to or certificates for Shares not tendered or accepted for payment are to be issued to a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  6. STOCK TRANSFER TAXES. Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares not tendered or accepted for payment are to be registered in the name of, any persons other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

  7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of and/or certificates for Shares not tendered or not accepted for payment are to be returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any shareholder(s) delivering Shares by book-entry transfer may request that Shares not accepted for payment be credited to such account maintained at a Book-Entry Transfer Facility as such shareholder(s) may designate.

  8. WAIVER OF CONDITIONS. Subject to the terms of the Offer, the Purchaser reserves the absolute right in its sole discretion to waive any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered.

  9. BACKUP WITHHOLDING. Under U.S. federal income tax law, a shareholder whose tendered Shares are accepted for payment is required to provide The Bank of New York, as Depositary, with such shareholder's correct taxpayer identification number, e.g., social security number or employer identification number ("TIN"), on Substitute Form W-9 below. If The Bank of New York, as Depositary, is not provided with the correct TIN, the U.S. Internal Revenue Service may subject the shareholder or other payee to a $50 penalty. In addition, payments that are made to such shareholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to a 31% backup withholding.

  Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the shareholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from The Bank of New York, as Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

  If backup withholding applies, The Bank of New York, as Depositary, is required to withhold 31% of any such payments made to the shareholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld, provided that the required information is given to the U.S. Internal Revenue Service. If withholding results in an overpayment of taxes, then a refund may be obtained from the U.S. Internal Revenue Service.

  The box in Part 3 of the Substitute Form W-9 may be checked if the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, The Bank of New York, as Depositary, will withhold 31% on all payments made prior to the time a properly certified TIN is provided to The Bank of New York, as Depositary. However, such amounts will be refunded to such shareholder if a TIN is provided to The Bank of New York, as Depositary, within 60 days.

  The shareholder is required to give The Bank of New York, as Depositary, the TIN (e.g., Social Security Number or Employer Identification Number) of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

  10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 should be directed to Lehman Brothers Inc., as Dealer-Manager, or Georgeson & Company Inc., as Information Agent, at each party's respective address set forth below. Questions or requests for assistance may be directed to the Dealer-Manager or the Information Agent.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A SIGNED FACSIMILE COPY THEREOF (TOGETHER WITH CERTIFICATES FOR, OR A BOOK-ENTRY CONFIRMATION WITH RESPECT TO, TENDERED SHARES WITH ANY REQUIRED SIGNATURE GUARANTEES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE BANK OF NEW YORK, AS DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE BANK OF NEW YORK, AS DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.

                            PART 1--PLEASE PROVIDE
                            YOUR TIN AND CERTIFY BY
                            SIGNING AND DATING BELOW.   ----------------------
                                                           Social Security
                                                                Number
                                                        OR ___________________
    SUBSTITUTE                                                 Employer
    FORM W-9                                                Identification
                                                               Number:

    DEPARTMENT OF THE
    TREASURY

    INTERNAL REVENUE       ----------------------------------------------------
    SERVICE


    PAYER'S REQUEST FOR
    TAXPAYER                PART 2--CERTIFICATES--Under penalties of perjury,
    IDENTIFICATION          I certify that:
    ("TIN")

                            (1) The number shown on this form is my correct
                                TIN (or I am waiting for a number to be
                                issued for me) and



                     SIGN   (2) I am not subject to backup withholding either
                      g         because: (a) I am exempt from backup
                     HERE       withholding, or (b) I have not been notified
                                by the U.S. Internal Revenue Service (the
                                "IRS") that I am subject to backup
                                withholding as a result of a failure to
                                report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.


   FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.

                            CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

   PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                            NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM
                            MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.
                            PLEASE REVIEW THE ENCLOSED GUIDELINES FOR
                            CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
                            ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
                            PART 3--AWAITING TIN  [_]
                           ----------------------------------------------------
                            Signature: _______________________________________

                            Date: ____________________________________________
                           ----------------------------------------------------

          YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                   THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

        CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER ("TIN")

  I certify under penalty of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a TIN within sixty (60) days.

Signature: _________________________________________________ Date:

  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

  QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES OF THE OFFER TO PURCHASE, THIS LETTER OF TRANSMITTAL AND OTHER TENDER OFFER MATERIALS MAY BE DIRECTED TO THE DEALER-MANAGER OR THE INFORMATION AGENT AS SET FORTH BELOW.

                     The Dealer-Manager for the Offer is:

                             Lehman Brothers Inc.
                         Three World Financial Center
                           New York, New York 10285
                           Telephone: (212) 526-2161
                           Facsimile: (212) 526-3843

                    The Information Agent for the Offer is:

                           Georgeson & Company Inc.
                               Wall Street Plaza
                           New York, New York 10005
                           Telephone: (212) 440-9915
                           Facsimile: (212) 440-9009

                                                                        ANNEX A

                        OWNERSHIP CHANGE QUESTIONNAIRE
                           FOR FOREIGN SHAREHOLDERS

THIS FORM IS TO BE COMPLETED ONLY BY FOREIGN SHAREHOLDERS.

  The Depositary will withhold tax at a rate of 30% of the amount otherwise payable to a foreign shareholder unless it can be established that one of the Redemption Tests described in the Offer to Purchase is satisfied (so that the proceeds should not be treated as a dividend for U.S. tax purposes), or unless a reduced tax treaty rate applies. For purposes of determining whether any of the Redemption Tests are satisfied, please indicate your actual and constructive ownership of Shares of Target both before and after the sale of Shares pursuant to the Offer on the form below.

  For purposes of this verification, you must take into account the ownership of Shares of Target that are held in your name and Shares held in the name of any related parties, including certain family members (e.g., spouse, children and grandchildren if you are an individual) and partnerships, corporations, estates and trusts in which you own or have a beneficial interest. To the extent you have an interest in Shares of Target through a related party such Shares may be considered to be "constructively" owned by you for purposes of determining whether the sale of Shares pursuant to the Offer satisfies one of the Redemption Tests.

-------------------------------------------------------------------------------

  Under penalty of perjury, I certify that, to the best of my knowledge and belief, after the sale of Shares pursuant to the Offer, the undersigned owns the following Shares of Target either actually or constructively as described above:

                                                         ACTUALLY CONSTRUCTIVELY
                                                          OWNED       OWNED
                                                         -------- --------------
Number of Shares of Target owned prior to sale..........
                                                         --------    --------
Number of Shares of Target owned after sale.............
                                                         --------    --------

Signed this            day
of              1997.

By:

-------------------------------------
Name:
Title:

                                      A-1